Exhibit 99.2

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA

Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Waterfall Victoria Master Fund, Ltd. 1251 Avenue of the Americas, Floor 50 New York, New York 10020

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of CFMT 2022-EBO2, LLC, Asset-Backed Notes, Series 2022-EBO2. Waterfall Victoria Master Fund, Ltd. (the “Company”) is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Data File. Additionally, J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, and Performance Trust Capital Partners, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Data File and communicated differences prior to being provided the final Data File which was subjected to the procedures described below.

Agreed-Upon Procedures

On March 25, 2022 representatives of the Company provided us with a computer generated mortgage asset data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business February 28, 2022, with respect to 3,405 mortgage loans (the “Mortgage Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Mortgage Loans relating to the mortgage loan characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Characteristics
1	WAM ID	66	Number of Units
2	Servicer	67	Next Due Date
3	Servicer ID	68	Delinquency Status
4	Seller ID	69	Pay String Last 12 Months
5	ARM Fixed Flag	70	Mortgage Asset Status
6	Orig Term (Pre Mod)	71	SCRA Flag
7	Orig Amortization Term (Pre Mod)	72	Known Mod Flag
8	Current Term	73	Known Mod Date
9	Current Amortization Term	74	Known Curr Mod Type
10	Current Product Type	75	Mod First Payment Date
11	ARM Margin	76	Mod Balance
12	Periodic Cap (Up)	77	Mod Deferred Balance
13	Periodic Cap (Down)	78	Mod Principal Forgiveness
14	Initial Periodic Cap (Up)	79	Mod Interest Rate
15	Initial Periodic Cap (Down)	80	Mod P&I
16	ARM Index	81	Mod T&I
17	ARM Ceiling	82	Current Servicer Pre Mod DQ Status
18	ARM Life Floor	83	Step Flag
19	ARM Rate Change Frequency	84	Step Dates and Terms
20	ARM Payment Change Frequency	85	Escrow Advances
21	Initial Fixed Rate Period	86	Corporate Advances
22	First Rate Adj Date	87	BK Flag
23	First Payment Adj Date	88	BK Filing Date
24	Next Rate Adj Date	89	Curr BK Chapter
25	Next Payment Adj Date	90	Curr BK Case Number
26	Orig Balance	91	BK Dismissed/Discharged/Relief Date
27	Curr Balance (Interest Bearing)	92	Judicial Flag
28	Curr Balance (Inc Deferred)	93	Short Sale Status
29	Deferred Balance	94	Deed in Lieu
30	FHA Insured Balance	95	FC Flag
31	Original Appraisal Value	96	FC Start Date
32	Original Appraisal Value Date	97	FC Sale Date
33	Original LTV	98	FC Completed Flag
34	Current LTV	99	Paid Thru Date
35	Curr Int Rate	100	NOD Date Sent
36	Orig Int Rate	101	Eviction Start Date
37	Debenture Rate	102	REO Flag
38	MIP Rate	103	REO Original List Date
39	Current Payment	104	REO Original List Price
40	Current TI Payment	105	REO Current List Date
41	Original Payment	106	REO Current List Price
42	Current FICO	107	REO Offer Amount
43	Current FICO Date	108	REO Offer Accepted Date
44	Curr Maturity Date	109	REO Contract Date
45	Orig Maturity Date	110	REO Contract Price
46	Origination Loan Purpose	111	REO Estimated Closing Date
47	Origination Date	112	FHA/VA/USDA Insurance
48	First Payment Due Date	113	Insurance Endorsement Date
49	Int Only Flag	114	Claim Type
50	Int Only Term	115	Claim Status
51	Interest Only Expiration Date	116	Claim Filed Date
52	Orig Int Only Term	117	Claim Filed Amount
53	Lien Position	118	Claim Amount Received
54	Jr Lien Balance	119	Claim Self Curtailment Date
55	Current Occupancy	120	Partial Claim Flag
56	Most Recent Inspection Date	121	Partial Claim Type
57	Original Occupancy	122	Partial Claim Amount
58	Latest Valuation Date	123	Partial Claim Completed Date
59	Latest Valuation Value	124	Conveyance / Non-conveyance
60	Latest Valuation Method	125	Claim Denied
61	Property Address	126	Claim Denial Reason
62	Property City	127	Impacted by COVID
63	Property State	128	Loss Mit Type
64	Property Zip	129	Loss Mit Start Date
65	Property Type	130	Loss Mit End Date

We compared Characteristics 5. through 130. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the Servicer’s servicing system, as of close of business February 28, 2022 (collectively, the “Servicer System File”).

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Mortgage Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File, were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Mortgage Loans underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgage Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March  31, 2022